0© 2021 | Scaling a Global Fintech Leader E A R N I N G S C O N F E R E N C E C A L L Third Quarter Fiscal Year 2021

1© 2021 | Forward-looking statements This presentation and other written or oral statements made from time to time by representatives of Broadridge Financial Solutions, Inc. ("Broadridge" or the "Company") may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be,” and other words of similar meaning are forward-looking statements. In particular, information appearing in the “Fiscal 2021 Guidance” section and statements about our three-year objectives are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of the Annual Report on Form 10-K for the year ended June 30, 2020 (the “2020 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2020 Annual Report. These risks include: • The potential impact and effects of the Covid-19 pandemic (“Covid-19”) on the business of Broadridge, Broadridge’s results of operations and financial performance, any measures Broadridge has and may take in response to Covid-19 and any expectations Broadridge may have with respect thereto; • The success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; • Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; • A material security breach or cybersecurity attack affecting the information of Broadridge's clients; • Changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; • Declines in participation and activity in the securities markets; • The failure of Broadridge's key service providers to provide the anticipated levels of service; • A disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; • Overall market and economic conditions and their impact on the securities markets; • Broadridge’s failure to keep pace with changes in technology and the demands of its clients; • Broadridge’s ability to attract and retain key personnel; • The impact of new acquisitions and divestitures; and competitive conditions.

2© 2021 | Forward-Looking statements Factors related to the transactions discussed in this presentation that could cause actual results to differ materially from those contemplated by the forward-looking statements include: • uncertainties as to the timing to consummate the acquisition of Itiviti (the “Itiviti Acquisition”); • the risk that a condition to closing the Itiviti Acquisition may not be satisfied or that the Itiviti Acquisition may not be consummated; • the risk that regulatory approvals are not obtained or are obtained subject to conditions that are not anticipated by the parties; • potential litigation relating to the Itiviti Acquisition that could be instituted; • the effects of disruption to Broadridge’s or the Itiviti Holding AB and its subsidiaries’ respective businesses; • the impact of transaction costs; • Broadridge’s ability to achieve the benefits from the Itiviti Acquisition; • Broadridge’s ability to effectively integrate the acquired operations into its own operations; • the ability of Broadridge to retain and hire key Itiviti Holding AB and its subsidiaries’ personnel; • the effects of any unknown liabilities; • the diversion of management time on transaction-related issues; and • the risk that a condition to funding under our committed financing with respect to the Itiviti Acquisition may not be satisfied and our failure to obtain any replacement financing necessary to complete the Itiviti Acquisition. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

3© 2021 | Use of Non-GAAP financial measures and KPIs Use of Non-GAAP Financial Measures This presentation includes certain Non-GAAP financial measures including Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share (“EPS”) and Free cash flow. Please see the “Explanation of Non-GAAP Measures and Reconciliation of GAAP to Non-GAAP Measures” section of this presentation for more information on Broadridge’s use of Non-GAAP measures and reconciliations to GAAP measures. Key Performance Indicators Management focuses on a variety of key indicators to plan, measure and evaluate the Company’s business and financial performance. These performance indicators include Revenues and Recurring fee revenue, as well as Non-GAAP measures of Adjusted Operating income, Adjusted Net earnings, Adjusted earnings per share, Free cash flow, and Closed sales. In addition, management focuses on select operating metrics specific to Broadridge of Record Growth and Internal Trade Growth. Please refer to Item 2. Management’s Discussion and Analysis of Financial Condition of the Company’s Form 10-Q for a discussion of Revenues, Recurring fee revenue, Record Growth and Internal Trade Growth in the “Key Performance Indicators” section and the “Results of Operations” section for a description of Closed sales. Use of Material Contained Herein The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation.

4© 2021 | Key messages Well-positioned to achieve long-term growth, including the higher end of the three-year growth objectives presented at Investor Day Executing on key strategic initiatives across Governance, Capital Markets and Wealth & Investment Management Broadridge is investing internally and through M&A to support long-term growth Raising FY’21 Recurring revenue and Adjusted EPS growth guidance Strong third quarter financial results propelled by long- term trends including increasing digitization, mutualization and the democratization of investing 1 2 3 4 5

5© 2021 | Executing on our clear growth strategy • Seamlessly processing record growth in shareholder positions • Delivering on Shareholder Rights Directive II capabilities • Enhanced Virtual Shareholder Meeting capabilities driving additional growth • Pending acquisition of Itiviti will extend Broadridge’s capabilities across the entire trade lifecycle • Executed first-ever multi-buyer block trade on LTX fixed income platform • New component sales driving growth • Continued progress in building Broadridge Wealth Platform • Expanding partner network to integrate new capabilities and technology GROW CAPITAL MARKETS EXTEND GOVERNANCE BUILD WEALTH & INVESTMENT MGMT.

6© 2021 | On track to deliver at the higher end of long-term growth objectives 1 2 3 Revised outlook for FY21, increased investment, and acquisition of Itiviti position Broadridge to achieve the higher end of our three-year growth objectives Broadridge is delivering strong results and executing on our clear growth strategy across Governance, Capital Markets, and Wealth & Investment Management Continued investment and acquisition of Itiviti will better position Broadridge against long-term growth trends

7© 2021 | Summary financial performance $ in millions, except per share data THIRD QUARTER SUMMARY FINANCIAL RESULTS 2021 2020 Inc./(Dec.) Recurring revenues $900 $835 8% Total revenues 1,390 1,250 11% Operating income 239 226 6% Adjusted Operating income (Non-GAAP) 284 262 8% Adjusted Operating income margin (Non-GAAP) 20.4% 21.0% (60bps) Diluted earnings per share $1.40 $1.43 (2%) Adjusted earnings Per share (Non-GAAP) $1.76 $1.67 5% Closed sales – Year to Date $124 $127 (2%)

8© 2021 | Recurring revenue increased 8% in third quarter 2021 RECURRING REVENUE GROWTH 6% 6% 10% FY'18 FY'19 FY'20 FY'21 8 - 10% Guidance $835 $900 Q3'20 Q3'21 +8% $ in millions

9© 2021 | Regulatory Customer Comms. Data-Driven Fund Solutions Issuer Note: Amounts may not sum due to rounding $164 $163 $35 $44 $89 $90 Q3'20 Q3'21 $529 $586 +11% $ in millions $136 $146 $169 $167 Q3'20 Q3'21 $305 $314 Capital Markets Wealth & Investment Management +3% +28% (1%) +1% +20% (1%) +7% ICS RECURRING REVENUES GTO RECURRING REVENUES YoY Growth YoY Growth Third quarter 2021 segment recurring revenues $241 $290

10© 2021 | Key volume drivers: position and trade volume growth 7% 11% 7% 11% 16% 24% 20% 1% 6% 0% 2% 6% 5% 7% Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Equity MF/ETF EQUITY & MUTUAL FUND/ETF POSITION GROWTH TOTAL INTERNAL TRADE VOLUME GROWTH (1)% (11)% 26% 22% 12% 24% 12%

11© 2021 | $576M $1,211M $623 $835 $900 Q3'20 Recurring Revenue Closed Sales Client Losses Internal Growth Acquisitions Q3'21 Recurring Revenue Third quarter 2021 Recurring revenue growth drivers THIRD QUARTER 2021 RECURRING REVENUES GREW 8% TO $900M Note: Amounts may not sum due to rounding. +6 pts (2) pts +3 pts +0 pts 8% $ in millions Pts contribution to growth ICS $529M 6 pts (1) pt 5 pts 1 pt $586M GTO $305M 5 pts (2) pts (1) pt 0 pts $314M 7% ORGANIC GROWTH

12© 2021 | Third quarter 2021 total revenue growth drivers $68 $51 $40 $31 $39 $68 $46 $45 $74 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 EVENT-DRIVEN REVENUE $52M FY14-FY20 AVERAGE1 $ in millions Pts contribution to growth $1,250 $1,390 Q3'20 Total Revenue Recurring Event-Driven Distribution FX Q3'21 Total Revenue +5 pts +3 pts +3 pts 0 pts 11% 1. Average event-driven revenue per quarter FY’14 – FY’20.

13© 2021 | Adjusted Operating Income Margin and Operating Income Margin 15.9% 17.1% 17.5% FY'18 FY'19 FY'20 FY'21 21.0% 20.4% Q3'20 Q3'21 ~18% Guidance +80bps +120bps +40bps 13.8% 15.0% 13.8% 18.1% 17.2% Adjusted Operating Income Margin (Non-GAAP) OPERATING INCOME MARGIN (GAAP)

14© 2021 | Closed Sales remain on track with fiscal year 2021 guidance CLOSED SALES PERFORMANCE $215 $233 $239 FY'18 FY'19 FY'20 FY'21 CLOSED SALES TO DATE $127 $124 Q3'20 Q3'21 $190- $235 $ in millions Guidance

15© 2021 | Capital allocation $71 $0 $205 CapEx and Software M&A Client Platform Spend $2.5B acquisition of Itiviti 4. Capital returns to shareholder per share through Annual Dividend and total share repurchase net of option proceeds $391 $578 $269 FY18 FY19 FY20 1 1. Net cash spent on new client conversions, including development of platform capabilities 2. Acquisition of Itiviti Holdings AB is expected to close in the fourth quarter of fiscal year 2021 3. Includes Software Purchases and capitalized internal use software. 3 $1.46 $1.94 $2.16 $1.62 $1.73 11% 33% 11% 11% 6% SELECT USES OF CASH NINE MONTHS 2021 TOTAL CAPITAL RETURNS4 FY18 – FY21 YTD DIVIDENDS PER SHARE $203 $162 9M'20 9M'21 $ in millions, except per share data, or as indicated in billions Target Leverage: 2.5x 2

16© 2021 | Itiviti is on track to close in May and is expected to deliver significant near- and long-term benefits FY’21 FY’22 FY20 - FY23 Investor Day CAGR Objectives Recurring Revenue Growth Contribution 1 pt ~8 pts 2.5-3.0 pts Adjusted EPS1 Growth Contribution ~(1 pt) 2-3 pts 2 pts 1. Non-GAAP measure. Information about our use of Non-GAAP measures may be found on slides 20-25

17© 2021 | FY’21 Guidance Updates / Changes Recurring revenue growth 8-10% Raised from higher end of 3-6% Total revenue growth 8-10% Raised from higher end of 1-4% Adj. Operating Income Margin (Non-GAAP) ~18% No change Adj. Earnings per Share Growth (Non-GAAP) 11-13% Raised from higher end of 6-10% Closed sales $190-235M No change Full-year guidance for fiscal year 2021

18© 2021 | Appendix

Supplemental revenue reporting detail

(Unaudited)

Dollars in millions	2020 Q1	2020 Q2	2020 Q3	2020 Q4	2020 FY	2021 Q1	2021 Q2	2021 Q3	% Growth
Investor Communication Solutions ("ICS")									
Regulatory	$120	$130	$241	$300	$792	$136	$147	$290	20%
Data-driven fund solutions	79	82	89	90	339	82	89	90	1%
Issuer	15	18	35	89	157	18	21	44	28%
Customer communications	135	137	164	137	573	139	137	163	(1)%
Total ICS recurring fee revenues	**$349**	**$368**	**$529**	**$616**	**$1,862**	**$375**	**$394**	**$586**	11%
Equity and other	$18	$15	$22	$25	$80	$18	$21	$40	83%
Mutual Funds	$23	$16	$17	$43	$98	$27	$24	$33	96%
Total Event-driven fee revenues	**$40**	**$31**	**$39**	**$68**	**$178**	**$46**	**$45**	**$74**	89%
Distribution	$313	$317	$412	$409	$1,451	$332	$345	$449	9%
Total ICS Revenues	**$703**	**$716**	**$980**	**$1,093**	**$3,491**	**$753**	**$784**	**$1,109**	13%
Global Technology and Operations ("GTO")									
Capital Markets	$148	$162	$169	$171	$650	$165	$168	$167	(1)%
Wealth and investment management	126	119	136	143	524	131	135	146	7%
Total GTO recurring fee revenues	**$274**	**$281**	**$305**	**$314**	**$1,174**	**$296**	**$302**	**$314**	3%
Foreign Currency Exchange	(28)	(28)	(36)	(45)	(136)	(32)	(31)	(33)	(8)%
Total Revenues	**$949**	**$969**	**$1,250**	**$1,362**	**$4,529**	**$1,017**	**$1,055**	**$1,390**	11%
Revenues by type									
Recurring fee revenues	$623	$648	$835	$930	$3,036	$671	$696	$900	8%
Event-driven fee revenues	40	31	39	68	178	46	45	74	89%
Distribution revenues	313	317	412	409	1451	332	345	449	9%
Foreign currency exchange	(28)	(28)	(36)	(45)	(136)	(32)	(31)	(33)	(8)%
Total Revenues	**$949**	**$969**	**$1,250**	**$1,362**	**$4,529**	**$1,017**	**$1,055**	**$1,390**	11%

In the second quarter of fiscal year 2021, the Company recast its disaggregated revenue by product line disclosures to reflect internal realignment of the Company's revenue reporting. Prior period amounts have been recast to confirm to the current period presentation.

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Confidential and Proprietary | © 2021
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20© 2021 | Explanation of Non-GAAP Measures and Reconciliation of GAAP to Non-GAAP Measures

21© 2021 | Non-GAAP measures Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures The Company’s results in this presentation are presented in accordance with U.S. generally accepted accounting principles ("GAAP") except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, and Free cash flow. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results. The Company believes our Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate our ongoing operations, and for internal planning and forecasting purposes. In addition, and as a consequence of the importance of these Non- GAAP financial measures in managing our business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation. Reconciliations of fiscal year 2020 Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation. For purposes of discussing the projected impact of the Itiviti acquisition, certain forecasted results are included. A reconciliation of Non-GAAP forward-looking information to the corresponding GAAP measures cannot be provided without unreasonable efforts due to the inherent difficulty in quantifying certain amounts due to a variety of factors, including the unpredictability in the movement in foreign currency rates, Broadridge’s effective tax rate as well as expenses related to the acquisition. Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings, and Adjusted Earnings Per Share These Non-GAAP measures reflect Operating income, Operating income margin, Net earnings, and Diluted earnings per share, each as adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items the exclusion of which management believes provides insight regarding our ongoing operating performance. Depending on the period presented, these adjusted measures exclude the impact of certain of the following items: (i) Amortization of Acquired Intangibles and Purchased Intellectual Property, (ii) Acquisition and Integration Costs, (iii) IBM Private Cloud Charges, (iv) Real Estate Realignment and Covid-19 Related Expenses, (v) Investment Gain, (vi) Software Charge and (vii) Loss on Acquisition-Related Financial Instrument. Amortization of Acquired Intangibles and Purchased Intellectual Property represents non-cash amortization expenses associated with the Company's acquisition activities. Acquisition and Integration Costs represent certain transaction and integration costs associated with the Company’s acquisition activities. IBM Private Cloud Charges represent a charge on the hardware assets transferred to IBM and other charges related to the IBM Private Cloud Agreement. Real Estate Realignment and Covid-19 Related Expenses represent costs associated with the Company’s real estate realignment initiative, including lease exit and impairment charges and other facility exit costs, as well as certain expenses associated with the Covid-19 pandemic. The Covid-19 Related Expenses are direct expenses incurred by the Company to protect the health and safety of Broadridge associates, including the cost of personal protective equipment, enhanced cleaning measures in our facilities and other safety related expenses. Investment Gain represents a non-operating, non-cash gain on a privately held investment. Software Charge represents a charge related to an internal use software product that is no longer expected to be used. Loss on Acquisition-Related Financial Instrument represents a non-operating loss on a financial instrument designed to minimize the Company's foreign exchange risk associated with the pending Itiviti Acquisition.

22© 2021 | Non-GAAP measures We exclude Acquisition and Integration Costs, IBM Private Cloud Charges, Real Estate Realignment and Covid-19 Related Expenses, the Investment Gain, the Software Charge and the Loss on Acquisition-Related Financial Instrument from our Adjusted Operating income (as applicable) and other adjusted earnings measures because excluding such information provides us with an understanding of the results from the primary operations of our business and enhances comparability across fiscal reporting periods, as these items are not reflective of our underlying operations or performance. We also exclude the impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, as these non-cash amounts are significantly impacted by the timing and size of individual acquisitions and do not factor into the Company's capital allocation decisions, management compensation metrics or multi-year objectives. Furthermore, management believes that this adjustment enables better comparison of our results as Amortization of Acquired Intangibles and Purchased Intellectual Property will not recur in future periods once such intangible assets have been fully amortized. Although we exclude Amortization of Acquired Intangibles and Purchased Intellectual Property from our adjusted earnings measures, our management believes that it is important for investors to understand that these intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Any future acquisitions may result in the amortization of additional intangible assets. Free Cash Flow In addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions, other investments, as well as debt servicing. Free cash flow is a Non-GAAP financial measure and is defined by the Company as Net cash flows provided by operating activities plus Proceeds from asset sales, less Capital expenditures as well as Software purchases and capitalized internal use software. Reconciliations of such Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation.

Reconciliation of GAAP to Non-GAAP measures

(Unaudited)

Dollars in millions	3 Months Ended Mar. 31 2021	3 Months Ended Mar. 31 2020	9 Months Ended Mar. 31 2021	9 Months Ended Mar. 31 2020
Operating Income (GAAP)	$239.2	$226.3	$397.3	$326.1
Adjustments:				
Amortization of Acquired Intangibles and Purchased Intellectual Property	31.9	32.5	96.8	90.9
Acquisition and Integration Costs	9.2	3.0	11.6	9.0
IBM Private Cloud Charges	—	0.2	—	33.6
Real Estate Realignment and Covid-19 Related Expenses	3.3	—	41.1	—
Software Charge	—	—	6.0	—
Adjustments Operating Income (GAAP):	$283.6	$262.1	$552.7	$459.6
Operating Income GAAP Margin	17.2%	18.1%	11.5%	10.3%
Adjusted Operating Income Margin (Non-GAAP)	20.4%	21.0%	16.0%	14.5%

Dollars in millions	3 Months Ended Mar. 31 2021	3 Months Ended Mar. 31 2020	9 Months Ended Mar. 31 2021	9 Months Ended Mar. 31 2020
Net Earnings (GAAP)	$165.0	$166.8	$287.1	$232.8
Adjustments:				
Amortization of Acquired Intangibles and Purchased Intellectual Property	31.9	32.5	96.8	90.9
Acquisition and Integration Costs	9.2	3.0	11.6	9.0
IBM Private Cloud Charges	—	0.2	—	33.6
Real Estate Realignment and Covid-19 Related Expenses	3.3	—	41.1	—
Investment Gain	—	—	(8.7)	—
Software Charge	—	—	6.0	—
Loss on Acquisition-Related Financial Impact	9.6	—	9.6	—
Subtotal of adjustments	54.0	35.8	156.3	133.5
Taxable impact of adjustments (a)	(10.9)	(7.6)	(35.0)	(29.0)
Adjusted Net Earnings (Non-GAAP)	$208.1	$195.0	$408.4	$337.3

(a) Calculated using the GAAP effective tax rate, adjusted to exclude $1.7 million and $14.6 million of excess tax benefits associated with stock-based compensation for the three and nine months ended March 31, 2021, respectively, and $1.9 million and $9.9 million of excess tax benefits associated with stock-based compensation for the three and nine months ended March 31, 2020, respectively. The tax impact of adjustments also excludes approximately $8.5 million of Acquisition and Integration Costs for the three and nine months ended March 31, 2021, which are not tax-deductible. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis.

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23

24© 2021 | Confidential and Proprietary | Reconciliation of GAAP to Non-GAAP measures (Unaudited) (a) Calculated using the GAAP effective tax rate, adjusted to exclude $1.7 million and $14.6 million of excess tax benefits associated with stock-based compensation for the three and nine months ended March 31, 2021, respectively, and $1.9 million and $9.9 million of excess tax benefits associated with stock-based compensation for the three and nine months ended March 31, 2020, respectively. The tax impact of adjustments also excludes approximately $8.5 million of Acquisition and Integration Costs for the three and nine months ended March 31, 2021, which are not tax- deductible. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis. Note: Amounts may not sum due to rounding. 3 Months Ended Mar. 31 9 Months Ended Mar. 31 Dollars in millions, except per share amounts 2021 2020 2021 2020 Diluted earnings per share (GAAP) $1.40 $1.43 $2.44 $1.99 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 0.27 0.28 0.82 0.78 Acquisition and Integration Costs 0.08 0.03 0.10 0.08 IBM Private Cloud Charges — — — 0.29 Real Estate Realignment and Covid-19 Related Expenses 0.03 — 0.35 — Investment Gain — — (0.07) — Software Charge — — 0.05 — Loss on Acquisition-Related Financial Instrument 0.08 — 0.08 — Subtotal of adjustments 0.46 0.31 1.33 1.14 Taxable impact of adjustments (a) (0.09) (0.07) (0.30) (0.25) Adjusted earnings per share (Non-GAAP) $1.76 $1.67 $3.47 $2.88 9 Months Ended Mar. 31 Dollars in millions, except per share amounts 2021 2020 Net cash flows provided by operating activities (GAAP) $189.5 $155.6 Capital expenditures and Software purchases and capitalized internal use software (71.2) (73.5) Proceeds from asset sales 18.0 — Free cash flow (Non-GAAP) $136.3 $82.2

25© 2021 | Confidential and Proprietary | Reconciliation of GAAP to Non-GAAP measures (Unaudited) Note: Amounts may not sum due to rounding. Year ended June 30, Dollars in millions 2020 2019 2018 2017 Operating income (GAAP) $624.9 $652.7 $598.1 $534.0 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 122.9 87.4 81.4 72.6 Acquisition and Integration Costs 12.5 6.4 8.8 19.1 IBM Private Cloud Charges 32.0 — — — Real Estate Realignment and Covid-19 Related Expenses 2.4 — — — Adjusted operating income (Non-GAAP) $794.8 $746.5 $688.2 $625.7 Operating income margin (GAAP) 13.8% 15.0% 13.8% 12.9% Adjusted Operating income margin (Non-GAAP) 17.5% 17.1% 15.9% 15.1%

26© 2021 | W. Edings Thibault Tel: 516-472-5129 Email: Edings.Thibault@Broadridge.com Broadridge Investor Relations Contacts